SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) October 15, 2001



                        Nooney Income Fund Ltd., II, L.P.
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             (Exact Name of Registrant as Specified in its Charter)



Missouri                          0-14360                          43-1357693
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(State or Other                (Commission                      (I.R.S. Employer
Jurisdiction of                File Number)                      Identification
 incorporation)                                                        No.)




            One Memorial Drive - Suite 675, St. Louis, MO 63102-2449
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               (Address of Principal Executive Offices)   (Zip Code)



                                 (314) 206-4600
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 2.  Acquisition of Disposition of Assets.

         The Registrant's limited partners have approved the consolidation transaction with American Spectrum Realty, Inc. ("American Spectrum") pursuant to American Spectrum's Registration Statement on Form S-4 and the closing of the consolidation transaction was effective on October 15, 2001. The consolidation transaction is described in the Registration Statement on Form S-4 of American Spectrum. Pursuant to the consolidation transaction, all of the assets and liabilities of the Registrant are being transferred to a subsidiary of American Spectrum pursuant to a merger. Certain formalities in connection with the consolidation including sending stock certificates for American Spectrum shares to be issued to the limited partners of the Registrant, will be completed after October 15, 2001.

ITEM 5.  Other Events.

         Attached is a press release issued by American Spectrum Realty, Inc. dated October 15, 2001 with respect to approval of the consolidation transaction with American Spectrum Realty, Inc. by a majority in interest of the limited partners of the Partnership and the closing of the consolidation transaction.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit           Description
-------           -----------

1.1               Press release issued by American  Spectrum Realty,  Inc. dated
                  October 15, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NOONEY INCOME FUND LTD. II, L.P.

Date:        October 23, 2001         By:   Nooney Income Investments Two, Inc.
      ----------------------------          General Partner

                                      By:  /s/ Gregory J. Nooney, Jr.
                                           ---------------------------
                                           Gregory J. Nooney, Jr.
                                           Vice Chairman


                                      By:  /s/ Patricia A. Nooney
                                           ----------------------
                                           Patricia A. Nooney
                                           President and Secretary

Exhibit 1.1

FOR IMMEDIATE RELEASE:
---------------------
October 15, 2001

                AMERICAN SPECTRUM REALTY, INC. ANNOUNCES CLOSING
                          OF CONSOLIDATION TRANSACTION

Santa Ana, CA, October 15, 2001 - American Spectrum Realty, Inc. announced today that the limited partners in each of the Nooney and Sierra limited partnerships have approved the consolidation transaction with American Spectrum Realty, Inc. pursuant to the Prospectus/Consent Solicitation Statement dated August 8, 2001. The Nooney and Sierra limited partnerships are: Sierra Pacific Development Fund, Sierra Pacific Pension Investors '84, Sierra Pacific Development Fund II, Nooney Income Fund Ltd. L.P., Sierra Pacific Development Fund III, Nooney Income Fund Ltd., II, L.P., Sierra Pacific Institutional Properties V and Nooney Real Property Investors-Two, L.P.

The closing of the Consolidation is effective October 15, 2001. Pursuant to the consolidation, American Spectrum is acquiring all of the assets of the Nooney and Sierra limited partnerships and certain assets of CGS Real Estate Company, Inc. and its affiliates. Certain formalities with respect to the consolidation will be completed after October 15, 2001, including sending stock certificates for American Spectrum shares to the partners of the Nooney and Sierra limited partnerships. Trading of the American Spectrum shares on the American Stock Exchange will be under the symbol "AQQ".